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            NEGOTIABLE U.S. DOLLAR
            CERTIFICATE OF DEPOSIT

            IN ACCEPTING DELIVERY OF THIS
            CERTIFICATE OF DEPOSIT (CD),
            THE PURCHASER OF THIS CD IS
            DEEMED TO REPRESENT THAT IT
            UNDERSTANDS THE RISKS OF AN
            INVESTMENT AS DESCRIBED BELOW.

            CD NUMBER 246731 USD
            450,000,000

            Issue Date:	July 31,
            1997

            Maturity Date:February
            15, 2000

            BAYERISCHE LANDESBANK
            GIROZENTRALE, NEW YORK BRANCH,
            THE "BANK" CERTIFIES THAT

            the sum of Four Hundred Fifty
            Million U.S. Dollars has been
            deposited with the Bank and
            will be payable to the order
            of the registered assigns
            hereof (set forth below) in
            accordance with the
            Amortization Schedule (Exhibit
            1) set forth below, together
            with interest thereon computed
            on an actual over 360 day
            basis and paid in accordance
            with the following formula:

            First Coupon
            Payment:	$2,312,406.25 on
            August 14, 1997

            Additional Coupon
            Payments:	Shall be 1 month
            LIBOR +28bps

            Reset Frequency:	Monthly,
            off Reuters LIBOR, 2 London
            business days prior to the
            beginning of the next
            following interest accrual
            period, rounded to the nearest
            .0625% (up or down); please
            see Amortization Schedule for
            reset dates.

            Interest Accrual
            Period:	Interest will
            accrue to the 15th of each
            month.  If the 15th is not a
            good business day, interest
            will be accrue to the next
            good New York business day.

            Interest Payment
            Dates:	Interest will pay on
            the 14th of each month.  If
            the 14th is not a good
            business day, interest will be
            paid on the preceding good
            business day in the Interest
            Accrual Period.  See
            Amortization Schedule.

            Principal payments will be due
            on each Payment Date specified
            in the attached Amortization
            Schedule in the amounts set
            forth opposite such dates
            under the heading "Principal
            Amortization".  The terms of
            the attached schedule are
            hereby incorporated by
            reference as if fully set
            forth on the face hereof.



            CD NUMBER
            246731				Page
            2 of 3



            Co-Calculation
            Agents:	Merrill Lynch
            Capital Services; Prudential
            Bank & Trust Company.  The
            calculations of the
            Calculation Agents will be
            binding absent manifest error.

            No interest will be paid on
            this deposit after maturity.

            Presentation for Interest
            Payment:	The Bank will pay
            the registered holder hereof
            payments of interest and
            principal by wire transfer to
            the Trustee defined herein or
            in accordance with such other
            instructions as the registered
            holder shall direct in
            writing; provided, however,
            the register holder of this CD
            must present the CD to Bank,
            for final payment of principal
            upon maturity.

            Trustee Wire
            Instructions:	Bankers Trust
            NYC ABA #021001033 Structured
            Finance Group, 10th Floor
            Attn.: Michael Gallo

            Event of Default: 	Failure
            to pay amounts due hereunder
            which continues uncured for
            more than one Business Day
            shall constitute an event of
            default.  So long as an event
            of default has occurred and is
            continuing the registered
            holder may require the
            acceleration of all unpaid
            principal and accrued and
            unpaid interest hereunder.
            Interest on overdue amounts
            will accrue at the applicable
            interest rate plus 2%.

            THE DEPOSIT MADE PURSUANT TO
            THIS CERTIFICATE OF DEPOSIT IS
            NOT REQUIRED TO BE AND IS NOT
            INSURED BY THE FEDERAL DEPOSIT
            INSURANCE CORPORATION OR ANY
            OTHER U.S. GOVERNMENTAL
            AGENCY.




            CD Number 246731	Page
            3 of 3


            BAYERISCHE LANDESBANK
            GIROZENTRALE

            NEW YORK BRANCH Records of
            Transfers:

            Transfer Date	Name of
            Holder	Authorized
            Signature



            1.	July 31,
            1997	Merrill Lynch Money
            Markets, Inc. (Issue
            Date)		TAX ID
            #13-2973073

            2.

            3.
























            Wilfried
            Freudenberger Ron
            Bertolini Executive Vice
            President	First Vice
            President and General
            Manager	and
            Treasury Manager